[LOGO]   Industry Canada     Industrie Canada


    CORPORATIONS             CORPORATIONS


    Phase II, 4th floor      Phase II, 4e etage
    Place du Portage         Place du Portage
    Ottawa-Hull              Ottawa-Hull
    K1A 0C9                  K1A 0C9
                                                    Your file - Votre reference

         MAY 30, 1994/LE 30 MAI 1994
                                                     Our file - Notre reference

    MCCARTHY TETRAULT                                                  293391-8




Re-Objet


DRAXIS HEALTH INC.
SANTE DRAXIS INC.


Enclosed herewith is the document issued in the above matter.

A notice of issuance of CBCA documents will be published in the Canada Corporations Bulletin. A notice of issuance of CCA documents will be published in the Canada Corporations Bulletin and the Canada Gazette.

IF A NAME OR CHANGE OF NAME IS INVOLVED, THE FOLLOWING CAUTION SHOULD BE
OBSERVED:

    This name is available for use as a corporate name subject to and conditional upon the applicants assuming full responsibility for any risk of confusion with existing business names and trade marks (including those set out in the relevant NUANS search report(s)). Acceptance of such responsibility will comprise an obligation to change the name to a dissimilar one in the event that representations are made and established that confusion is likely to occur. The use of any name granted is subject to the laws of the jurisdiction where the company carries on business.


For the Director General, Corporations Directorate

Vous trouverez ci-inclus le document emis dans l'affaire precitee.

Un avis de l'emission de documents en vertu de la LSARF sera publie dans le Bulletin des societes canadiennes. Un avis de l'emission de documents en vertu de la LCC sera publie dans le Bulletin des societes canadiennes et dans la Gazette du Canada.

S'IL EST QUESTION D'UNE DENOMINATION SOCIALE OU D'UN CHANGEMENT DE DENOMINATION SOCIALE,L'AVERTISSEMENT SUIVANT DOIT ETRE RESPECTE:

    Cette denomination sociale est disponible en autant que les requerants assument toute responsabilite de risque de confusion avec toutes denominations commerciales et toutes marques de commerce existantes (y compris celles qui sont citees dans le(s) rapport(s) de recherches de NUANS pertinent(s)). Cette acceptation de responsabilite comprend l'obligation de changer la denomination de la societe en une denomination differente advenant le cas ou des representations sont faites etablissant qu'il y a une probabilite de confusion. L'utilisation de tout nom octroye est sujette a toute loi de la juridiction ou la societe exploite son entreprise.


pour le Directeur general, Direction generale des Corporations


CANADA [LOGO]

[LOGO]   Industry Canada     Industrie Canada

CERTIFICATE                                                     CERTIFICAT
OF AMENDMENT                                                    DE MODIFICATION

CANADA BUSINESS                                                 LOI REGISSANT LES SOCIETES
CORPORATIONS ACT                                                PAR ACTIONS DE REGIME FEDERAL

------------------------------------------------------------------------------------------------------------------------------------




   DRAXIS HEALTH INC.                                                               293391-8
   SANTE DRAXIS INC.

----------------------------------------------                  ---------------------------------------------
Name of corporation-Denomination de la societe                  Corporation number-Numero de la societe


I hereby certify that the articles of the                       Je certifie que les statuts de la societe susmentionnee ont ete
above-named corporation were amended                            modifies:

(a) under section 13 of the CANADA BUSINESS         / /         a) en vertu de l'article 13 de la LOI REGISSANT LES SOCIEITES PAR
CORPORATIONS ACT in accordance with the                         ACTIONS DE REGIME FEDERAL, conformement a l'avis ci-joint;
attached notice;

(b) under section 27 of the CANADA BUSINESS         / /         b) en vertu de l'article 27 de la LOI REGISSANT LES SOCIEITES PAR
CORPORATIONS ACT as set out in the attached                     ACTIONS DE REGIME FEDERAL, tel qu'il est indique dans les clauses
articles of amendment designating a series                      modificatrices ci-jointes designant une serie d'actions;
of shares;

(c) under section 179 of the CANADA BUSINESS        /X/         c) en vertu de l'article 179 de la LOI REGISSANT LES SOCIETES PAR
CORPORATIONS ACT as set out in the attached                     ACTIONS DE REGIME FEDERAL, tel qu'il est indique dans les clauses
articles of amendment;                                          modificatrices ci-jointes;

(d) under section 191 of the CANADA BUSINESS        / /         d) en vertu de l'article 191 de la LOI REGISSANT LES SOCIETES PAR
CORPORATIONS ACT as set out in the attached                     ACTIONS DE REGIME FEDERAL, tel qu'il est indique dans les clauses
articles of reorganization;                                     de reorganisation ci-jointes;

(e) under section 192 of the CANADA BUSINESS        / /         e) en vertu de l'article 192 de la LOI REGISSANT LES SOCIETES PAR
CORPORATIONS ACT as set out in the attached                     ACTIONS DE REGIME FEDERAL, tel qu'il est indique dans les clauses
articles of arrangement.                                        d'arrangement ci-jointes.



          /s/ Illegible                                       MAY 30, 1994/LE 30 MAI 1994
          Director - Directeur                               Date of Amendment - Date de modification
------------------------------------------------------------------------------------------------------------------------------------

CANADA [LOGO]

[LOGO]

Consumer and               Consommation et
Corporate Affairs Canada   Affaires commerciales Canada
                                                                           FORM 4                     FORMULE 4
Canada Business            Loi regissant les societes               ARTICLES OF AMENDMENT       CLAUSES MODIFICATRICES
Corporations Act           par actions de regime federal             (SECTION 27 OR 177)        (ARTICLES 27 OU 177)

----------------------------------------------------------------------------------------------------------------------------------
1 - Name of corporation - Denomination de la societe            2 - Corporation No. - No. deg. de la societe

    DEPRENYL RESEARCH LIMITED                                       293391-8

----------------------------------------------------------------------------------------------------------------------------------
3 - The articles of the above-named corporation are amended as follows:  Les statuts de la societe mentionnee ci-dessus sont modifies de la facon suivante:

       1.   THE NAME OF THE CORPORATION BE CHANGED FROM DEPRENYL RESEARCH LIMITED/RECHERCHE DEPRENYL LIMITEE TO DRAXIS HEALTH INC.
            AND ITS FRENCH VERSION SANTE DRAXIS INC.






























------------------------------------------------------------------------------------------------------------------------------------
Date                  Signature                            Title - Titre
  MAY 27, 1994             /s/ Illegible                                   VICE PRESIDENT,
                                                           CORPORATE DEVELOPMENT, GENERAL
                                                           COUNSEL AND SECRETARY
------------------------------------------------------------------------------------------------------------------------------------
                                                           FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULS
                                                           Filed - Deposee

                                                                           MAY 30 1994
                                                                           MAI

[Logo]   Industry Canada      Industrie Canada

CORPORATIONS                       CORPORATIONS
Phase II, 4th Floor                Phase II, 4e etage
Place du Portage                   Place du Portage
Ottawa-Hull                        Ottawa-Hull
K1A 0C9                            K1A 0C9

                                           Your file - Votre reference

     June 30, 1994/le 30 juin 1994

                                           Our file - Notre reference
McCARTHY TETRAULT                                           304758-0 (New File)
ATTN: SANDRA McCOY                                          293391-8 (Old File)
275 SPARKS STREET                                           281929-5 (Old File)
SUITE 1000
OTTAWA, ONT
K1R 7X9

Re - Objet

DRAXIS HEALTH INC.
BONE HEALTH INC.

Enclosed herewith is the document issued in the above matter.

A notice of issuance of CBCA documents will be published in the Canada Corporations Bulletin. A notice of issuance of CCA documents will be published in the Canada Corporations Bulletin and the Canada Gazette.

IF A NAME OR CHANGE OF NAME IS INVOLVED, THE FOLLOWING CAUTION SHOULD BE
OBSERVED:

     This name is available for use as a corporate name subject to and conditional upon the applicants assuming full responsibility for any risk of confusion with existing business names and trade marks (including those set out in the relevant NUANS search report(s)). Acceptance of such responsibility will comprise an obligation to change the name to a dissimilar one in the event that representations are made and established that confusion is likely to occur. The use of any name granted is subject to the laws of the jurisdiction where the company carries on business.

Vous trouverez ci-inclus le document emis dans l'affaire precitee.

Un avis de l'emission de documents en vertu de la LSARF sera publie dans le Bulletin des societes canadiennes. Un avis de l'emission de documents en vertu de la LCC sera publie dans le Bulletin des societes canadiennes et dans la Gazette du Canada.

S'IL EST QUESTION D'UNE DENOMINATION SOCIALE OU D'UN CHANGEMENT DE DENOMINATION SOCIALE, L'AVERTISSEMENT SUIVANT DOIT ETRE RESPECTE:

     Cette denomination sociale est disponible en autant que les requerants assument toute responsabilite de risque de confusion avec toutes denominations commerciales et toutes marques de commerce existantes (y compris celles qui sont citees dans le(s) rapport(s) de recherches de NUANS pertinent(s)). Cette acceptation de responsabilite comprend l'obligation de changer la denomination de la societe en une denomination differente advenant le cas ou des representations sont faites etablissant qu'il y a une probabilite de confusion. L'utilisation de tout nom octroye est sujette a toute loi de la juridiction ou la societe exploite son entreprise.


     /s/ Illegible

For the Director General, Corporations Directorate


pour le Directeur general, Direction generale des Corporations


CANADA [Logo]

[Logo]   Industry Canada      Industrie Canada


CERTIFICATE                                                      CERTIFICAT
OF AMENDMENT                                                     DE MODIFICATION

CANADA BUSINESS                                                  LOI REGISSANT LES SOCIETES
CORPORATIONS ACT                                                 PAR ACTIONS DE REGIME FEDERAL



   DRAXIS HEALTH INC.
   SANTE DRAXIS INC.                                                                293391-8

   BONE HEALTH INC.                                                                 281929-5
----------------------------------------------                   ---------------------------------------
Name of corporation-Denomination de la Societe                   Corporation number-Numero de la Societe

I hereby certify that the articles of the                        Je certifie que les statuts de la societe susmentionnee ont ete
above-named corporation were amended                             modifies:

(a) under section 13 of the CANADA BUSINESS          / /         a) en vertu de l'article 13 de la LOI REGISSANT LES SOCIETES PAR
CORPORATIONS ACT in accordance with the                          ACTIONS DE REGIME FEDERAL, conformement a l'avis ci-joint;
attached notice;

(b) under section 27 of the CANADA BUSINESS          / /         b) en vertu de l'article 27 de la LOI REGISSANT LES SOCIETES PAR
CORPORATIONS ACT as set out in the attached                      ACTIONS DE REGIME FEDERAL, tel qu'il est indique dans les clauses
articles of amendment designating a series                       modificatrices ci-jointes designant une serie d'actions;
of shares;

(c) under section 179 of the CANADA BUSINESS         / /         c) en vertu de l'article 179 de la LOI REGISSANT LES SOCIETES PAR
CORPORATIONS ACT as set out in the attached                      ACTIONS DE REGIME FEDERAL, tel qu'il est indique dans les clauses
articles of amendment;                                           modificatrices ci-jointes;

(d) under section 191 of the CANADA BUSINESS         / /         d) en vertu de l'article 191 de la LOI REGISSANT LES SOCIETES PAR
CORPORATIONS ACT as set out in the attached                      ACTIONS DE REGIME FEDERAL, tel qu'il est indique dans les clauses
articles of reorganization;                                      de reorganisation ci-jointes;

(e) under section 192 of the CANADA BUSINESS         /X/         e) en vertu de l'article 192 de la LOI REGISSANT LES SOCIETES PAR
CORPORATIONS ACT as set out in the attached                      ACTIONS DE REGIME FEDERAL, tel qu'il est indique dans les clauses
articles of arrangement.                                         d'arrangement ci-jointes.


          /s/ illegible               July 1, 1994/le 1 juillet 1994
          DIRECTOR - DIRECTEUR          DATE OF AMENDMENT - DATE DE MODIFICATION

CANADA [Logo]


[Logo]    Consumer and                  Consommation et
          Corporate Affairs Canada      Affaires commerciales Canada
                                                                                     FORM 14.1                   FORMULE 14.1
          Canada Business               Loi regissant les societes            ARTICLES OF ARRANGEMENT       CLAUSES D'ARRANGEMENT
          Corporations Act              par actions de regime federal              (SECTION 192)                 (ARTICLE 192)
----------------------------------------------------------------------------------------------------------------------------------
1 --  Name of applicant corporation(s) -- Denomination de la(des)          2 --  Corporation No(s). --
                                          requerante(s)                          N(s) de la(des) societe(s)

      DRAXIS HEALTH INC.                                                         293391-8
      BONE HEALTH INC.                                                           281929-5
-----------------------------------------------------------------------------------------------------------------------------------
3 --  Name of the corporation(s) the articles of which are amended, if     4 --  Corporation No(s). --
      applicable Denomination de la(des) societe(s) dont les status              N(s) de la(des) societe(s)
      sont modifies, le cas echeant
------------------------------------------------------------------------------------------------------------------------------------
5 --  Name of the corporation(s) created by amalgamation, if applicable    6 --  Corporation No(s). --
      Denomination de la(des) societe(s) issue(s) de la(des) fusion(s),          N(s) de la(des) societe(s)
      le cas echeant

      DRAXIS HEALTH INC.                                                         304758-0
------------------------------------------------------------------------------------------------------------------------------------
7 --  Name of the dissolved corporation(s), if applicable                  8 --  Corporation No(s). --
      Denomination de la(des) societe(s) dissoute(s), le cas echeant             N(s) de la(des) societe(s)
------------------------------------------------------------------------------------------------------------------------------------
9 --  Name of other bodies corporate involved, if applicable               10 -- Corporation No(s). or jurisdiction of
      Denomination des autres personnes morales en cause, le cas echeant         incorporation -- N(s) de la(des)
                                                                                 societe(s)/ou loi sous le regime de laquelle elle
                                                                                 est constituee
------------------------------------------------------------------------------------------------------------------------------------
11 -- In accordance with the order approving the arrangement,    Conformement aux termes de l'ordonnance approuvant l'arrangement,

  (a) the articles of the above-named corporation(s) are         / /  les statuts de la(des) societe(s) susmentionnee(s) sont
      amended in accordance with the attached plan of                 modifies en conformite avec le plan d'arrangement ci-joint:
      arrangement

  (b) the following bodies corporate are amalgamated in          /X/  les personnes morales suivantes sont fusionnees conformement
      accordance with the attached plan of arrangement                au plan d'arrangement ci-joint:


DRAXIS HEALTH INC.                                               Refer to the Plan of Arrangement attached for charter information
BONE HEALTH INC.                                                 of the amalgamated corporations.  There are no restrictions on the transfer of shares.


  (c) the above-named corporation(s) is(are) liquidated and      / /  la(les) societe(s) susmentionnee(s) est(sont) liquidee(s)
      dissolved in accordance with the attached plan of               et dissoute(s) conformement au plan d'arrangement ci-joint arrangement

  (d) the plan of arrangement attached hereto, involving the     / /  le plan d'arrangement ci-joint portant sur la(les) personne(s)
      above-named body(ies), corporate is hereby effected             morale(s) susmentionnee(s) prend effet

------------------------------------------------------------------------------------------------------------------------------------
Date                Signature                                    Title -- Titre

June 8, 1994        /s/ Illegible                                Vice President, Corporate Development
                                                                 General Counsel and Secretary
------------------------------------------------------------------------------------------------------------------------------------
7530-21-936-1780 (01-93) 46                                      FOR DEPARTMENTAL USE ONLY -- A L'USAGE DU MINISTERE SEULEMENT
                                                                 Field -- Deposee

                                                                 June 30, 1994



                                ARRANGEMENT AGREEMENT

         THIS ARRANGEMENT AGREEMENT dated as of the 8th day of April, 1994.

A M O N G:

              DEPRENYL RESEARCH LIMITED, a corporation incorporated pursuant to the provisions of the Canada Business Corporations Act

              (hereinafter referred to as "Deprenyl")

                                            OF THE FIRST PART

              - and -

              BONE HEALTH INC., a corporation incorporated pursuant to the provisions of the Canada Business Corporations Act

              (hereinafter referred to as "Bone Health")

                                            OF THE SECOND PART


                                            WITNESSES THAT:

         WHEREAS each of Deprenyl and Bone Health proposes to convene a meeting of its shareholders to approve the Arrangement in accordance with the provisions of the CBCA;

         AND WHEREAS, upon the Arrangement becoming effective, the shares of Bone Health will be exchanged for securities of Deprenyl or cancelled in accordance with the provisions of this Agreement and the Plan of Arrangement;

         NOW THEREFORE, in consideration of the premises and the respective covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby covenant and agree as follows:

                                     ARTICLE ONE

                            DEFINITIONS AND INTERPRETATION

Section 1.01 DEFINITIONS: In this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following capitalized words and terms shall have the following meanings:

          (a) "Agreement" means this arrangement agreement including the exhibits hereto as the same may be supplemented or amended from time to time;

          (b) "Amalco" means corporation continuing from the amalgamation of the Amalgamating Corporations upon the Arrangement becoming effective;

          (c) "Amalgamating Corporations" means Deprenyl and Bone Health, collectively;

          (d) "Arrangement" means the amalgamation by way of arrangement of the Amalgamating Corporations pursuant to Section 192 of the CBCA as contemplated by the provisions of this Agreement and the Plan of Arrangement;

          (e) "Business Day" means a day which is not a Saturday, Sunday or statutory holiday;

          (f)  "Charter Documents" means articles and by-laws;

          (g)  "Court" means the Ontario Court of Justice (General Division);

          (h) "Effective Date" means the date set forth in the certificate of arrangement issued by the Director to the Amalgamating Corporations under the provisions of the CBCA giving effect to the Arrangement;

          (i) "Bone Health Common Shares" means the common shares which Bone Health is authorized to issue, as the same are constituted on the date hereof;

          (j) "Deprenyl Common Shares" means the common shares which Deprenyl is authorized to issue, as the same are constituted on the date hereof;

          (k) "Final Order" means the final order of the Court approving the Arrangement;

          (l) "Interlocutory Order" means the interlocutory order of the Court dated April 8, 1994 providing advice and directions in connection with the Arrangement;

          (m) "Meeting" means the special meetings of the shareholders of Deprenyl and Bone Health to be held, to consider and, if deemed advisable, to approve the Arrangement;

          (n)  "CBCA" means the Canada Business Corporations Act, as amended;

          (o) "Person" means and includes an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, a trustee, executor, administrator or other legal representative and the Crown or any agency or instrumentality thereof;

          (p) "Plan of Arrangement" means the plan of arrangement attached to this Agreement as Exhibit 1, as amended from time to time; and

          (q) "Proxy Circular" means the joint management proxy circular of Deprenyl and Bone Health to be sent to the shareholders of Deprenyl and Bone Health in connection with the Meeting, including the schedules thereto.

Section 1.02 CURRENTLY: All amounts of money which are referred to in this Agreement are expressed in lawful money of Canada unless otherwise specified.

Section 1.03 INTERPRETATION NOT AFFECTED HEADING: The division of this Agreement into articles, sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of the provisions of this Agreement. The terms "this Agreement", "hereof", "herein", "hereunder" and similar expressions refer to this Agreement and the exhibit hereto as a whole and not to any particular articles, section, subsection, paragraph or subparagraph hereof and include and agreement or instrument supplementary or ancillary hereto.

Section 1.04 NUMBER AND GENDER: Unless the context otherwise requires, words importing the singular number only shall include the plural and vice versa and words importing the use of either gender shall include both genders and neuter.

Section 1.05 DATE FOR ANY ACTION: In the event that any date on which any action is required to be taken hereunder by any of the Amalgamating Corporations is not a Business Day in the place where the action is required to be taken, such action shall be required to be taken on the next succeeding day which is a Business Day in such place.

Section 1.06 MEANING: Words and phrases used herein and defined in the CBCA shall have the same meaning herein as in the CBCA unless the context otherwise requires.


                                     ARTICLE TWO

                                     ARRANGEMENT

Section 2.01 ARRANGEMENT: The Amalgamating Corporations agree to amalgamate by way of arrangement pursuant to the provisions of Section 192 of the CBCA on the terms and subject to the conditions contained in this Agreement and the Plan of Arrangement.

Section 2.02 EFFECTIVE DATE OF ARRANGEMENT: The Arrangement shall become effective at 12:01 a.m. on the Effective Date and at such time the Amalgamating Corporations shall amalgamate and continue as one corporation on the terms and subject to the conditions contained in this Agreement and the Plan of Arrangement.

Section 2.03 FILING OF ARTICLES OF ARRANGEMENT: Subject to the rights of termination contained in Article Five hereof, upon the shareholders of each of the Amalgamating Corporations approving the Arrangement by special resolution in accordance with the provisions of the CBCA and the Amalgamating Corporations obtaining the Final Order, the Amalgamating Corporations shall jointly file with the Director under the CBCA articles of arrangement, in duplicate, together with such other documents as may be required in order to effect the Arrangement.

                                    ARTICLES THREE

                                      COVENANTS

Section 3.01 COVENANTS OF DEPRENYL: Deprenyl hereby covenants and agrees with Bone Health as follows:

               (a) Deprenyl will carry on business in the ordinary course and will not enter into any transaction or incur any obligation or liability out of the ordinary course of business, except as contemplated in this Agreement or in the Proxy Circular;

               (b) Deprenyl will use all reasonable efforts to cause each of the conditions precedent set forth in Article Four hereof to be complied with on or before the Effective Date.

Section 3.02 COVENANTS OF BONE HEALTH: Bone Health hereby covenants and agrees with Deprenyl as follows:

               (a) Bone Health will carry on business in the ordinary course and will not enter into any transaction or incur any obligation or liability out of the ordinary course of business, except as contemplated in this Agreement or in the Proxy Circular; and

               (b) Bone Health will use all reasonable efforts to cause each of the conditions precedent set forth in Article Five hereof to be complied with on or before the Effective Date.

Section 3.04 INTERLOCUTORY ORDER AND FINAL ORDER: The Amalgamating Corporation acknowledge that they have applied to and obtained from the Court pursuant to Section 192 of the CBCA the Interlocutory Order providing for, among other things, the calling and holding of the Meeting for the purpose of considering and, if deemed advisable, approving the Arrangement. The Amalgamating Corporations covenant and agree that, if the approval of the Arrangement as set forth in the Interlocutory Order is obtained, they will thereafter jointly take the necessary steps to submit the Arrangement to the Court and apply for the Final Order in such fashion as the Court may direct and, as soon as practicable thereafter, and subject to compliance with any of the other conditions provided for in Article Four hereof and to the rights of termination in Article Five hereof, file, pursuant to Subsection 192 of the CBCA, articles of arrangement to give effect to the Arrangement.


                                     ARTICLE FOUR

                                      CONDITIONS

Section 4.01 MUTUAL CONDITIONS PRECEDENT: The respective obligations of the Amalgamating Corporations to complete the transactions contemplated by this Agreement and to file articles of arrangement pursuant to Subsection 192 of the CBCA to give effect to the Arrangement shall be subject to the satisfaction of the following conditions:

               (a) the Arrangement, with or without amendment, shall have been approved at the Meeting in accordance with the Interlocutory Interim Order and the Arrangement shall have otherwise been approved by the requisite majorities of the shares entitled or required to vote thereon as determined by the Court;

               (b) the opinion of Yorkton Securities Inc. as to the fairness of the Arrangement, from a financial point of view, to the shareholders of Bone Health, excluding Deprenyl, and to the shareholders of Deprenyl shall have been delivered prior to the date of mailing of the Proxy Circular and such opinion shall not have been withdrawn as of the Effective Date;

               (c) the Final Order shall have been obtained in form and substance satisfactory to each of the Amalgamating Corporations;

               (d) The Toronto Stock Exchange shall have conditionally approved the listing thereon of the additional Amalco Shares to be issued pursuant to the Arrangement as of the Effective Date, or as soon as practicable thereafter, subject to compliance with the usual requirements of such exchange and the National Association of Securities Dealers shall have conditionally approved the listing on The NASDAQ Stock Market of the additional Amalco Shares to be issued pursuant to the Arrangement;

               (e) all other consents, orders, regulations and approvals, including regulatory and judicial approvals and orders (including, without limitation, the consent of the Quebec Securities Commission), required or necessary or desirable for the completion of the transactions provided for in this Agreement and the Arrangement shall have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances;

               (f) there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by this Agreement and the Arrangement;

               (g) none of the consents, orders, regulations or approvals contemplated herein shall contain terms of conditions or require undertakings or security deemed unsatisfactory or unacceptable by any of the parties hereto; and

               (h) this Agreement shall not have been terminated under Article Five.

Section 4.02 CONDITIONS TO OBLIGATIONS OF EACH PARTY: The obligation of each of the Amalgamating Corporations to complete the transactions contemplated by this Agreement is further subject to the condition, which may be waived by each of such Amalgamating Corporation without prejudice to its right to rely on any other condition in favour of such Amalgamating Corporation, that the covenants of the other Amalgamating Corporation be performed on or before the Effective Date pursuant to the provisions of this Agreement.

Section 4.03   MERGER OF CONDITIONS:  The conditions set out in Section 4.01 and
4.02 shall be conclusively deemed to have been satisfied, waived or released on the filing by the Amalgamating Corporations of articles of arrangement under Subsection 192 of the CBCA.


                                    ARTICLES FIVE

                              AMENDMENT AND TERMINATION

Section 5.01 AMENDMENT: This Agreement may, at any time and from time to time before and after the holding of the Meeting, but not later than the Effective Date, be amended by written agreement of the Amalgamating Corporations without, subject to applicable law, further notice to or authorization on the part of the shareholders of the Amalgamating Corporations. Without limiting the generality of the foregoing, any such amendment may:

               (a) change the time for the performance of any of the obligations or acts of the Amalgamating Corporations;

               (b) waive any inaccuracies contained herein or in any document to be delivered pursuant hereto; or

               (c) waive compliance with or modify any of the covenants contained herein or waive or modify the performance of any of the obligations of the Amalgamating Corporations;

provided that, notwithstanding the foregoing, the terms of Articles Three and Four of the Plan of Arrangement and Subsection 4.01(a) of this Agreement shall not be amended without the approval of the shareholders of the Amalgamating Corporations given in the same manner as required for the approval of the Arrangement or as may be ordered by the Court. This Agreement and the Plan of Arrangement may be amended in accordance with the Final Order, but in the event that the terms of the Final Order require any such amendment, the rights of the Amalgamating Corporations under Sections 4.01, 4.02 and 5.02 hereof shall remain unaffected.

Section 5.02   RIGHTS OF TERMINATION:  If any of the conditions contained in
Section 4.01 or 4.02 shall not be fulfilled or performed on or before the Effective Date, either of the Amalgamating Corporations may terminate this Agreement by notice to the parties hereto and in such event such Amalgamating Corporation shall be released from all obligations under this Agreement, all rights of specified performance by the Amalgamating Corporations shall terminate and, unless such party can show that the condition or conditions the non-performance of which has caused such party to terminate this Agreement were reasonably capable of being performed by one or more of the other parties, then the other party shall also be released from all obligations hereunder; provided that if such party can show that the other party could reasonably have performed such condition or conditions then that party shall not be released from its obligations hereunder and further provided that any of such conditions may be waived in full or in part by the other without prejudice to its rights of termination in the event of the non-fulfilment or non-performance of any other condition.

Section 5.04 MUTUAL TERMINATION: This Agreement may, at any time before or after the holding of the Meeting, but no later than the Effective Date, be terminated by unanimous agreement of the boards of directors of the Amalgamating Corporations without further action on the part of the shareholders of the Amalgamating Corporations and if the Effective Date does not occur on or before December 31, 1994 each of the Amalgamating Corporations may unilaterally terminate this Agreement without further action on the part of its shareholders, which termination will be effective upon a resolution to that effect being passed by the applicable board of directors and notice thereof being given to the other parties.


                                     ARTICLE SIX

                                       GENERAL

Section 6.02 ASSETS AND LIABILITIES: Each of the Amalgamating Corporations shall contribute to Amalco all of the assets, subject to its liabilities, as they exist immediately before the Effective Date. Amalco shall possess all of the property, rights, privileges and franchises, as they exist immediately before the Effective Date, and shall be subject to all of the liabilities, contracts, disabilities and debts of each of the Amalgamating Corporations, as they exist immediately before the Effective Date. All rights of creditors against the properties, assets, rights, privileges and franchises of the Amalgamating Corporations and all liens upon their properties, rights and assets shall be unimpaired by the Arrangement and all debts, contracts, liabilities and duties of the Amalgamating Corporations shall thenceforth attach to and may be enforced against Amalco. No action or proceeding by or against any of the Amalgamating Corporations shall abate or be affected by the Arrangement but, for all purposes of such action or proceeding, the name of Amalco shall be substituted in such action or proceeding in place of the name of the applicable Amalgamating Corporation.

Section 6.03 ASSIGNMENT: Neither of the Amalgamating Corporation may assign its rights or obligations under this Agreement or the Arrangement without the prior written consent of the other Amalgamating Corporation.

Section 6.04 BINDING EFFECT: This Agreement and the Arrangement shall be binding upon and shall enure to the benefit of the Amalgamating Corporations and their respective successors and permitted assigns.

Section 6.05 WAIVER: Any waiver or release of any of the provisions of this Agreement, to be effective, must be in writing and executed by the Amalgamating Corporations granting such waiver or release. Waivers may only be granted upon compliance with the terms governing amendments set forth in Section 5.01 hereof.

Section 6.06 GOVERNING LAW: This Agreement shall be governed by and be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract.

Section 6.07 COUNTERPARTS: This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

Section 6.08 ENTIRE AGREEMENT: This Agreement, together with the agreements and other documents herein or therein referred to, constitutes the entire agreement among the Amalgamating Corporations pertaining to the subject matter thereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between the Amalgamating Corporations with respect to the subject matter hereof.

Section 6.09   TIME OF ESSENCE.  Time is of the essence of this Agreement.

                    WITNESS WHEREOF the parties hereto have executed this Agreement as of the date hereinbefore written.


                                        DEPRENYL RESEARCH LIMITED


                                        Per: /s/ Illegible
                                            -------------------------------


                                        BONE HEALTH INC.

                                        Per: /s/ Illegible
                                            -------------------------------

                                EXHIBIT I

                      TO THE ARRANGEMENT AGREEMENT
                  DATED AS OF THE      DAY OF APRIL, 1994
                    BETWEEN DEPRENYL RESEARCH LIMITED
                                  AND
                            BONE HEALTH INC.

                   PLAN OF ARRANGEMENT UNDER SECTION 192
                  OF THE CANADA BUSINESS CORPORATIONS ACT

                              ARTICLE ONE

                      DEFINITIONS AND INTERPRETATION

Section 1.01 DEFINITIONS: In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following capitalized words and terms shall have the following meanings:

            (a) "Amalgamating Corporations" means Deprenyl Research Limited and Bone Health Inc. collectively;

            (b) "Arrangement" means the amalgamation by way of arrangement of the Amalgamating Corporations pursuant to
                    Section 192 of the CBCA on the terms and conditions set forth in this Plan of Arrangement;

            (c) "Arrangement Agreement" means the arrangement agreement dated as of the 8th day of April, 1994 between the Amalgamating Corporations to which this Plan of Arrangement is attached as Exhibit 1;

            (d)     "Bone Health" means Bone Health Inc.;

            (e) "Bone Health Common Shares" means the common shares of Bone Health;

            (f) "Common shares" means the Common shares which the Corporation is authorized to issue;

            (g) "Corporation" means the corporation continuing from the amalgamation of the Amalgamating Corporations upon the Arrangement becoming effective;

            (h)     "Court" means the Ontario Court of Justice (General
                    Division);

            (i) "Depositary" means Montreal Trust Company of Canada at its principal office in Toronto;

            (j) "Effective Date" means the date set forth in the certificate of arrangement issued by the Director to each of the Amalgamating Corporations under the provisions of the CBCA giving effect to the Arrangement;

            (k)     "Deprenyl" means Deprenyl Research Limited;

            (l) "Deprenyl Common Shares" means the common shares of Deprenyl;

            (m) "CBCA" means the Business Corporations Act, or its successor as amended from time to time.

Section 1.02 INTERPRETATION NOT AFFECTED BY HEADINGS: The division of this Plan of Arrangement into articles, sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement. Unless otherwise specifically indicated, the terms "this Plan of Arrangement", "hereof", "herein", "hereunder" and similar expressions refer to this Plan of Arrangement as a whole and not to any particular article, section, subsection, paragraph or subparagraph and include any agreement or instrument supplementary or ancillary hereto.

Section 1.03 NUMBER AND GENDER: Unless the context otherwise requires, words importing the singular number only shall include the plural and vice versa, words importing the use of either gender shall include both genders and neuter and words importing persons shall include firms and corporations.

Section 1.04 MEANING: Words and phrases used herein and defined in the CBCA shall have the same meaning herein as in the CBCA unless the context otherwise requires.

                                ARTICLE TWO

                           ARRANGEMENT AGREEMENT

Section 2.01 ARRANGEMENT AGREEMENT: This Plan of Arrangement is made pursuant and subject to the provisions of the Arrangement Agreement.


                                ARTICLE THREE

                           AMALGAMATED CORPORATION

Section 3.01 NAME: The name of the Corporation shall be DRAXIS HEALTH INC./SANTE DRAXIS INC. subject to the approval of a name change by shareholders of Deprenyl or DEPRENYL RESEARCH LIMITED/DEPRENYL RECHERCHE LIMITEE in the event such name change is not approved.

Section 3.02 REGISTERED OFFICE: The registered office of the Corporation shall be in the City if Mississauga in the Province of Ontario.

Section 3.03 BUSINESS: There shall be no restriction on the business which the Corporation is authorized to carry on or on the powers which the Corporation may exercise.

Section 3.04   DIRECTORS:

               (a) MINIMUM AND MAXIMUM. The minimum number of directors of the Corporation shall be one and the maximum number of directors of the Corporation shall be twelve.

               (b) FIRST DIRECTORS: On the Effective Date the number of directors of the Corporation shall be eight. The first directors of the Corporation shall be the directors of Deprenyl. They shall hold office until the first annual meeting of the shareholders of the Corporation or until their successors are duly elected or appointed.

Section 3.06 OFFICERS: The officers of the Corporation shall, until changed by the directors of the Corporation, be as follows:

NAME                          OFFICE
----                          ------

Martin Barkin                 President and Chief Executive Officer
James P. Doherty              Vice Chairman
Edward L. Foster              Vice President and Chief Financial Officer
Jacqueline H.R. Le Saux       Director Corporate Development,
                                General Counsel and Secretary
Roger Mailhot                 Vice President, Scientific and
                                Regulatory Affairs
Roger H. Odette               Executive Vice President
                                Pharmaceutical Operations
D. Geoffrey Shulman           Chairman


Section 3.07 AUDITORS: The auditors of the Corporation, until the first annual meeting of the shareholders of the Corporation, shall be Deloitte & Touche, Chartered Accountants, unless such Chartered Accountants resign or are removed in accordance with the provisions of the CBCA.

Section 3.08 BY-LAWS: The by-laws of the Corporation shall, until repealed, amended or altered, be the by-laws of Deprenyl.

Section 3.09 QUEBEC CHARGING POWER: Without restricting any of the powers and capacities of the Corporation, whether derived from the CBCA or otherwise, the Corporation may mortgage, hypothecate, pledge or otherwise create a security interest in all or any present or future, real or personal, movable or immovable, legal or equitable, property of the Corporation including, without limitation, its book debts, rights, powers, franchises and undertaking, for any purpose whatsoever.


                                ARTICLE FOUR

                   AUTHORIZED CAPITAL AND RIGHTS AND PRIVILEGES

Section 4.01 AUTHORIZED CAPITAL: The Corporation is authorized to issue an unlimited number of Common Shares and an unlimited number of Preferred Shares.

Section 4.02 RIGHTS AND PRIVILEGES: The rights, privileges, restrictions and conditions attaching to the Common Shares are as follows:

               (a) PAYMENT OF DIVIDENDS: The holders of the Common Shares shall be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or rateably with the holders of the Common Shares, the board of directors may in their sole discretion declare dividends on the Common Shares to the exclusion of any other class of shares of the Corporation.

               (b) PARTICIPATION UPON LIQUIDATION, DISSOLUTION OR WINDING-UP: In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Common Shares shall, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive the assets of the Corporation upon such distribution in priority to or rateably with the holders of the Common Shares, be entitled to participate rateably in any distribution of the assets of the Corporation.

               (c) VOTING RIGHTS. The holders of the Common Shares shall be entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Corporation and to 1 vote in respect of each Common Share held at all such meetings.

Section 4.03 RIGHTS AND PRIVILEGES: The rights, privileges and restrictions and conditions attaching to the Preferred Shares are as follows:

               (a) SERIES: The Preferred Shares may at any time or from time to time be issued in one or more series. Subject to the following provisions the board of directors of the Corporation (the "Board") may by resolution fix from time to time, before the issue thereof, the number of shares in, and determine the designation, rights, privileges, restrictions and conditions attaching to the shares of, each series of Preferred Shares including, without limiting the generality of the foregoing, any preferential dividends and the dates and places of payment thereof, any redemption and/or purchase prices and the terms and conditions of any redemption and/or purchase, any conversion rights, any purchase fund, any right to receive notice of, attend and vote at meetings or shareholders or other provisions.

               (b) PREFERENCE: The Preferred Shares shall be entitled to a preference over the Common Shares and any other shares of the Corporation ranking junior to the Preferred Shares in the distribution of assets in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

               (c) NO PRIORITY: The Preferred Shares of each series shall rank on a parity with the Preferred Shares of every other series with respect to priority in the payment of dividends and in the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

               (d) REDEMPTION: Subject to the provisions relating to any particular series, the Corporation may redeem the whole or any part of the Preferred Shares of any one or more series outstanding from time to time at such price or prices as may be applicable to such series by giving at least thirty (30) days prior notice in writing to each person who at the date of giving such notice is the registered holder of Preferred Shares to be redeemed, of the intention of the Corporation to redeem such shares. Such notice shall be given by posting the same in a postage paid letter addressed to each such holder of Preferred Shares to be redeemed at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any holder not so appearing, then to the address of such holder last known to the Corporation; provided that the accidental failure or omission to give any such notice as aforesaid to one or more of such holders shall not affect the validity of the redemption of the Preferred Shares to be redeemed. Such notice shall set out the redemption price and the date on which the redemption is to take place and, unless all the Preferred Shares held by the holder to whom it is addressed are to be redeemed, shall also set out the number of shares to be redeemed. On and after the date specified for redemption the Corporation shall pay or cause to be paid to the holders of Preferred Shares to be redeemed the redemption price on presentation and surrender at the registered office of the Corporation, or at any other place or places within Canada or the United States designated by such notice, of the certificate or certificates for Preferred Shares called for redemption. Such payment shall be made by cheque payable at par at any branch in Canada or the United States of the Corporation's bankers and any such other places as may be designated by the Corporation. Preferred Shares in respect of which the redemption price has been paid as aforesaid shall thereupon be redeemed. In case a part only of the Preferred Shares of any particular series is at any time to be redeemed, the shares to be redeemed shall be selected by lot in such manner as the board shall determine. If a part only of such Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, the Preferred Shares called for redemption shall cease to be entitled to exercise any of the rights of shareholders in respect thereof except to receive the redemption price therefor, unless payment of the redemption price shall not be duly made by the Corporation upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of such holders shall remain unaffected. At any time after notice or redemption is given as aforesaid, the Corporation shall have the right to deposit the redemption price of any or all Preferred Shares called for redemption with any chartered bank or banks or with any trust company or trust companies in Canada or the United States named for such purpose in the notice of redemption to the credit of a special account or accounts in trust for the respective holders of such shares, to be paid to them respectively without interest upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Preferred Shares in respect whereof such deposit shall have been made shall be and be deemed to be redeemed and the rights of the holders thereof shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against surrender of the said certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Corporation.

               (e) PARTICIPATION UPON LIQUIDATION, DISSOLUTION OR WINDING-UP: In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Preferred Shares shall be entitled to payment of an amount equal to the amount paid up on such shares, in the case of any liquidation, dissolution, winding-up or other distribution which is involuntary, and to payment of an amount equal to the amount paid up thereon plus the premium on redemption applicable at the date thereof, if any, if the same is voluntary, together, in all cases, with all unpaid dividends accrued thereon (which shall for such purpose be treated as accruing up to the date of distribution), the whole before any amount shall be paid or any assets of the Corporation distributed to the holders of any Common Shares or shares of any other class ranking junior to the Preferred Shares. Upon payment to the holders of the Preferred Shares of the amount payable to them, they shall not be entitled to share in any further distribution of assets of the Corporation.

                                    ARTICLE FIVE

                          MANNER OF EXCHANGE OF SECURITIES

Section 5.01 ISSUE OF SECURITIES: The issued and outstanding shares of the Amalgamating corporations immediately prior to the Effective Date shall, to the extent that they are not cancelled pursuant to Subparagraphs 5.01(c) hereof, be exchanged as follows:

               (a) each issued and outstanding Bone Health Common Shares, other than those held by Deprenyl, shall be exchanged for 0.166 Common Shares of the Corporation which shall amount to six Bone Health Shares for one Deprenyl Share;

               (b) all of the issued and outstanding Bone Health Common Shares, held by Deprenyl shall be cancelled without repayment of capital; and

               (c) each Deprenyl Common share will be exchanged for one Common Share.


                                  ARTICLE SIX

                   SECURITY CERTIFICATES AND FRACTIONAL SHARES

Section 6.01 SECURITY CERTIFICATES: Following the Effective Date, certificates for the appropriate number of Common Shares will be issued to former holders of Bone Health Common Shares in accordance with the provisions of Section 5.01 hereof against deposit of the certificates representing the Bone Health Shares with the Depositary. No fractional Common Shares will be issued.


                                   ARTICLE SEVEN

                      ARRANGEMENT AND EFFECT OF ARRANGEMENT

Section 7.01 ARRANGEMENT. The Amalgamating Corporations hereby agree to amalgamate by way of arrangement as of the Effective Date pursuant to Section 192 of the CBCA and to continue as one corporation on the terms set forth in this Plan of Arrangement.

Section 7.02 EFFECT OF ARRANGEMENT: As at and from 12:01 a.m. on the Effective Date:

               (a) the Amalgamating Corporations shall be amalgamated and continue as one corporation under the terms described in this Plan of Arrangement;

               (b) the Corporation shall possess all of the properties, rights, privileges and franchises and shall be subject to all of the liabilities, including civil, criminal and quasi-criminal, and all contracts, disabilities and debts of each of the Amalgamation Corporations;

               (c) a conviction against, or ruling, order or judgment in favour or against an Amalgamating Corporation may be enforced by or against the Corporation;

               (d) the articles of arrangement shall be deemed to be the articles of incorporation of the Corporation and the certificate of arrangement shall be deemed to be the certificate of incorporation of the Corporation; and

               (e) the Corporation shall be deemed to be the party plaintiff or the party defendant, as the case may be, in any civil action commenced by or against an Amalgamating Corporation before the Arrangement has become effective.


                                    ARTICLE EIGHT

                                  RIGHTS OF DISSENT

Section 8.01 RIGHTS OF DISSENT: Holders of Deprenyl Common Shares and Bone Health Common Shares may exercise rights of dissent pursuant to and in the manner set forth in Section 190 of the CBCA.

[LOGO]
              Industry Canada     Industrie Canada

         CORPORATIONS DIRECTORATE      DIRECTION GENERALE DES CORPORATIONS
         9th floor, Journal Tower S.   9 DEG. etage, Edifice Journal, Tour sud
         365 Laurier Avenue West       965, avenue Laurier ouest
         Ottawa, Ontario               Ottawa (Ontario)
         K1A 0C8                       K1A 0C8
                                                    Your file - Votre reference
    July 14, 1995/le 14 juillet 1995
                                                     Our file - Notre reference

MCCARTHY TETRAULT                                                    304758-0




Re-Objet


DRAXIS HEALTH INC./
SANTE DRAXIS INC.


  Enclosed herewith is the document issued in the above matter.

  A notice of issuance of CBCA documents will be published in the Canada Corporations Bulletin. A notice of issuance of CCA documents will be published in the Canada Corporations Bulletin and the Canada Gazette.

  IF A NAME OR CHANGE OF NAME IS INVOLVED, THE FOLLOWING CAUTION SHOULD BE
  OBSERVED:

    This name is available for use as a corporate name subject to and conditional upon the applicants assuming full responsibility for any risk of confusion with existing business names and trade marks (including those set out in the relevant NUANS search report(s)). Acceptance of such responsibility will comprise an obligation to change the name to a dissimilar one in the event that representations are made and established that confusion is likely to occur. The use of any name granted is subject to the laws of the jurisdiction where the company carries on business.

  /s/ [ILLEGIBLE]

  For the Director General, Corporations Directorate

  Vous trouverez ci-inclus le document emis dans l'affaire precitee.

  Un avis de l'emission de documents en vertu de la LCSA sera publie dans le Bulletin des societes canadiennes. Un avis de l'emission de documents en vertu de la LCC sera publie dans le Bulletin des societes canadiennes et dans la Gazette du Canada.

  S'IL EST QUESTION D'UNE DENOMINATION SOCIALE OU D'UN CHANGEMENT DE DENOMINATION SOCIALE, L'AVERTISSEMENT SUIVANT DOIT ETRE RESPECTE:


    Cette denomination sociale est disponible en autant que les requerants assument toute responsabilite de risque de confusion avec toutes denominations commerciales et toutes marques de commerce existantes (y compris celles qui sont citees dans le(s) rapport(s) de recherches de NUANS pertinent(s)). Cette acceptation de responsabilite comprend l'obligation de changer la denomination de la societe en une denomination differente advenant le cas ou des representations sont faites etablissant qu'il y a une probabilite de confusion. L'utilisation de tout nom octroye est sujette a toute loi de la juridiction ou la societe exploite son entreprise.

  /s/ [ILLEGIBLE]

  pour le Directeur general, Direction generale des Corporations


CANADA [LOGO]

[LOGO]   Industry Canada     Industrie Canada


CERTIFICATE                                                     CERTIFICAT
OF AMENDMENT                                                    DE MODIFICATION

CANADA BUSINESS                                                 LOI CANADIENNE SUR
CORPORATIONS ACT                                                LES SOCIETES PAR ACTIONS

------------------------------------------------------------------------------------------------------------------------------------




   DRAXIS HEALTH INC./                                                               304758-0
   SANTE DRAXIS INC.

----------------------------------------------                  ---------------------------------------------
Name of corporation-Denomination de la societe                  Corporation number-Numero de la societe


I hereby certify that the articles of the                       Je certifie que les statuts de la societe susmentionnee ont ete
above-named corporation were amended                            modifies:

(a) under section 13 of the CANADA BUSINESS         / /         a) en vertu de l'article 13 de la LOI CANADIENNE SUR LES SOCIETES
CORPORATIONS ACT in accordance with the                         PAR ACTIONS, conformement a l'avis ci-joint;
attached notice;

(b) under section 27 of the CANADA BUSINESS         / /         b) en vertu de l'article 27 de la LOI CANADIENNE SUR LES SOCIETES
CORPORATIONS ACT as set out in the attached                     PAR ACTIONS, tel qu'il est indique dans les clauses modificatrices
articles of amendment designating a series                      ci-jointes designant une serie d'actions;
of shares;

(c) under section 179 of the CANADA BUSINESS        /X/         c) en vertu de l'article 179 de la LOI CANADIENNE SUR LES SOCIETES
CORPORATIONS ACT as set out in the attached                     PAR ACTIONS, tel qu'il est indique dans les clauses modificatrices
articles of amendment;                                          ci-jointes;

(d) under section 191 of the CANADA BUSINESS        / /         d) en vertu de l'article 191 de la LOI CANADIENNE SUR LES SOCIETES
CORPORATIONS ACT as set out in the attached                     PAR ACTIONS, tel qu'il est indique dans les clauses de
articles of reorganization;                                     reorganisation ci-jointes;



            /s/ [ILLEGIBLE]                                      JULY 14, 1995/LE 14 JUILLET 1995
          Director - Directeur                               Date of Amendment - Date de modification
------------------------------------------------------------------------------------------------------------------------------------

CANADA [LOGO]

[LOGO]
    CONSUMER AND                CONSOMMATION ET
    CORPORATE AFFAIRS CANADA    AFFAIRES COMMERCIALES CANADA
                                                                        FORM 4                          FORMULE 4
    CANADA BUSINESS             LOI REGISSANT LES SOCIETES        ARTICLES OF AMENDMENT          CLAUSES MODIFICATRICES
    CORPORATIONS ACT            PAR ACTIONS DE REGIME FEDERAL     (SECTION 27 OR 177)             (ARTICLES 27 OU 177)

------------------------------------------------------------------------------------------------------------------------------------
 1 - Name of corporation - Denomination de la societe           2 - Corporation No. - N DEG. de la societe

   DRAXIS HEALTH INC.                                                    304758-0
   SANTE DRAXIS INC.
------------------------------------------------------------------------------------------------------------------------------------
 3 - The articles of the above-named corporation are amended as follows:  Les statuts de la societe mentionnee ci-dessus sont modifies de la facon suivante:

    (a)  to create an unlimited number of employee participation shares ("EP Shares")

    (b)  to declare that the capital of the Corporation after giving effect to the foregoing consists of an unlimited number of common shares, an unlimited number of preferred shares and an unlimited number of EP Shares; and

    (c)  to provide that the rights, privileges, restrictions and conditions attaching to the EP Shares are set out in the annexed
         Exhibit I.


























------------------------------------------------------------------------------------------------------------------------------------
DATE                                                            SIGNATURE                                       TITLE - TITRE
                                                                                      VICE PRESIDENT, CORPORATE
July 4, 1995                                                                         DEVELOPMENT, GENERAL COUNSEL
                                                                                             AND SECRETARY
------------------------------------------------------------------------------------------------------------------------------------
7530-21-936-1387(01-93)46                                            FOR DEPARTMENTAL USE ONLY-A L'USAGE DU MINISTERE SEULEMENT
                                                                     FILED - DEPOSEE
                                                                                       JUL 14 1995
                                                                     --------------------------------------------------------------

                                      EXHIBIT I

The rights, privileges, restrictions and conditions attaching to the 1995 EP Shares Series A are as follows:

(a) DIVIDENDS:     Each 1995 EP Share Series A entitles the holder to receive cash dividends, if any, as may from time to time be declared payable thereon, at the same time as dividends, if any, are paid on Common Shares of the Corporation, in an amount for each 1995 EP Share Series A which is equal to the proportion of the amount of the dividend declared on each Common Share that the subscription price of such 1995 EP Shares Series A is of the Fair Market Value of the Common Shares at the date of issuance of such 1995 EP Shares Series A.

                   For the purpose hereof, the Fair Market Value of a Common Share at a particular time means the average of the daily high and low board lot trading prices on the Toronto Stock Exchange ("TSE") on each of the five trading days immediately preceding the date on which such value is to be determined.

(b) CONVERSION:    In the event of a proposal, order or resolution for the
                   liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary; or on the Automatic
                   Conversion Date (as defined below); or at the option of a holder on a Conversion Date (as defined below) other than the Automatic Conversion Date, the 1995 EP Shares Series A will become Common Shares, and the number of Common Shares a holder receives on conversion is the number of Common Shares which is determined by multiplying the number of 1995 EP
                   Shares Series A held, or in the case of conversion on a Conversion Date other than the Automatic Conversion Date, the number of 1995 EP Shares Series A which the holder elects to convert, by a fraction:

                   (i) the numerator of which shall be the Employee Participation Share Value (as defined below) of a 1995 EP Share Series A as at the earlier of the Automatic Conversion Date and a Conversion Date, as the case may be; and

                   (ii) the denominator of which shall be the Fair Market Value of a Common Share as at the earlier of the two dates described in (i);

                   provided that no fractional Common Shares will be issued and no payment will be made in respect of fractional Common Shares.

                   For the purposes hereof, the Automatic Conversion Date means and refers to the date that is the fifth anniversary date of the date of issue of the 1995 EP Share Series A and is the date on which all 1995 EP Shares Series A will, to the extent not theretofore redeemed, be converted into Common Share. Conversion Date means any Business Day following the date on which the 1995 EP Shares Series A were issued, provided, however, that no Conversion Date shall include a date other than the Automatic Conversion Date unless on or prior to such date the Minimum Vesting Period (as defined below) has expired and the Fair Market Value of the Common Shares on such date is at least twenty-five percent (25%) greater than the Fair Market Value of the Common Shares on the issue date of the 1995 EP Shares Series A. Business Day means a day other than a Saturday, Sunday and statutory holiday in the Province of Ontario, provided that the principal offices of the Corporation in Mississauga, Ontario are open for business on the particular day. Minimum Vesting Period means, except as otherwise mutually agreed upon by the holder and the Corporation, the period of time commencing at the time of issuance of the 1995 EP Shares Series A and ending on an anniversary date of such issuance and occurring in the following percentages:

                        Year 1 - 20%
                        Year 2 - 20%
                        Year 3 - 20%
                        Year 4 - 40%

                   Employee Participation Share Value in respect of a 1995 EP Share Series A at a particular time means the greater of
                   (i) the amount, if any, by which the Fair Market Value of a Common Share as at that time exceeds the Fair Market Value of a Common Share as at the date on which the first 1995 EP Share Series A was issued; and (ii) the issue price.

                   Any right to conversion of 1995 EP Shares Series A into a Common Share on a Conversion Date other than the Automatic Conversion Date shall be exercised by notice in writing given by the holder to the Corporation.

(c) NO VOTE:       No 1995 EP Share Series A shall entitle the holder to vote at meetings of shareholders of the Corporation except in special circumstances prescribed under the CANADA BUSINESS
                   CORPORATIONS ACT as now enacted or as the same may from time to time be amended, re-enacted or replaced.

(d) TRANSFERABILITY:    No 1995 EP Share Series A is transferable except to a
                        holder's registered retirement savings plan (as defined pursuant to the INCOME TAX ACT (Canada) or by reason of testate of intestate succession.

(e) CANCELLATION:  The Corporation may purchase a 1995 EP Share Series A at any time for cancellation at its issue price with no notice.

[LOGO]
              Industry Canada     Industrie Canada

         CORPORATIONS DIRECTORATE      DIRECTION GENERALE DE CORPORATIONS
         9th floor, Journal Tower S.   9 etage, Edifice Journal, Tour sud
         365 Laurier Avenue West       965, avenue Laurier ouest
         Ottawa, Ontario               Ottawa (Ontario)
         K1A 0C8                       K1A 0C8
                                                    Your file - Votre reference
    July 14, 1995/le 14 julliet 1995
                                                     Our file - Notre reference

MCCARTHY TETRAULT                                                    304758-0







Re-Objet


DRAXIS HEALTH INC./
SANTE DRAXIS INC.


  Enclosed herewith is the document issued in the above matter.

  A notice of issuance of CBCA documents will be published in the Canada Corporations Bulletin. A notice of issuance of CCA documents will be published in the Canada Corporations Bulletin and the Canada Gazette.

  IF A NAME OR CHANGE OF NAME IS INVOLVED, THE FOLLOWING CAUTION SHOULD BE
  OBSERVED:

    This name is available for use as a corporate name subject to and conditional upon the applicants assuming full responsibility for any risk of confusion with existing business names and trade marks (including those set out in the relevant NUANS search report(s)). Acceptance of such responsibility will comprise an obligation to change the name to a dissimilar one in the event that representations are made and established that confusion is likely to occur. The use of any name granted is subject to the laws of the jurisdiction where the company carries on business.


  For the Director General, Corporations Directorate

  Vous trouverez ci-inclus le
  document emis dans l'affaire precitee.

  Un avis de l'emission de documents en vertu de la LSARF sera publie dans le Bulletin des societes canadiennes. Un avis de l'emission de documents en vertu de la LCC sera publie dans le Bulletin des societes canadiennes et dans la Gazette du Canada.

  S'IL EST QUESTION D'UNE DENOMINATION SOCIALE OU D'UN CHANGEMENT DE DENOMINATION SOCIALE,L'AVERTISSEMENT SUIVANT DOIT ETRE RESPECTE:


    Cette denomination sociale est disponible en autant que les requerants assument toute responsabilite de risque de confusion avec toutes denominations commerciales et toutes marques de commerce existantes (y compris celles qui sont citees dans le(s) rapport(s) de recherches de NUANS pertinent(s)). Cette acceptation de responsabilite comprend l'obligation de changer la denomination de la societe en une denomination differente advenant le cas our des representations sont faites etablissant qu'il y a une probabilite de confusion. L'utilisation de tout nom octroye est sujette a toute loi de la juridiction ou la societe exploite son entreprise.


  pour le Directeur general, Direction generale des Corporations


CANADA [LOGO]

[LOGO]   Industry Canada     Industrie Canada


    Corporations Directorate      DIRECTION GENERALE DES CORPORATIONS
    9th floor, Journal Tower S.   9 etage, Edifice Journal, Tour sud
    365 Laurier Avenue West       365, avenue Laurier ouest
    Ottawa, Ontario               Ottawa (Ontario)
    K1A 0C8                      K1A 0C8
                                                    Your file - Votre reference

 July 15, 1996/le 15 juillet 1996
                                                     Our file - Notre reference
Mccarthy Tetrault                                             304758-0



Re-Objet


DRAXIS HEALTH INC./
SANTE DRAXIS INC.


  Enclosed herewith is the document issued in the above matter.

  A notice of issuance of CBCA documents will be published in the Canada Corporations Bulletin. A notice of issuance of CCA documents will be published in the Canada Corporations Bulletin and the Canada Gazette.

  IF A NAME OR CHANGE OF NAME IS INVOLVED, THE FOLLOWING CAUTION SHOULD BE
  OBSERVED:

    This name is available for use as a corporate name subject to and conditional upon the applicants assuming full responsibility for any risk of confusion with existing business names and trade marks (including those set out in the relevant NUANS search report(s)). Acceptance of such responsibility will comprise an obligation to change the name to a dissimilar one in the event that representations are made and established that confusion is likely to occur. The use of any name granted is subject to the laws of the jurisdiction where the company carries on business.

                           NICOLE LAMARCHE

  For the Director General, Corporations Directorate

  Vous trouverez ci-inclus le
  document emis dans l'affaire precitee.

  Un avis de l'emission de documents en vertu de la LCSA sera publie dans le Bulletin des societes canadiennes. Un avis de l'emission de documents en vertu de la LCC sera publie dans le Bulletin des societes canadiennes et dans la Gazette du Canada.

  S'IL EST QUESTION D'UNE DENOMINATION SOCIALE OU D'UN CHANGEMENT DE DENOMINATION SOCIALE, L'AVERTISSEMENT SUIVANT DOIT ETRE RESPECTE:


    Cette denomination sociale est disponible en autant que les requerants assument toute responsabilite de risque de confusion avec toutes denominations commerciales et toutes marques de commerce existantes (y compris celles qui sont citees dans le(s) rapport(s) de recherches de NUANS pertinent(s)). Cette acceptation de responsabilite comprend l'obligation de changer la denomination de la societe en une denomination differente advenant le cas ou des representations sont faites etablissant qu'il y a une probabilite de confusion. L'utilisation de tout nom octroye est sujette a toute loi de la juridiction ou la societe exploite son entreprise.

                           NICOLE LAMARCHE

  pour le Directeur general, Direction generale des Corporations


CANADA [LOGO]

[LOGO]

    CONSUMER AND                CONSOMMATION ET
    CORPORATE AFFAIRS CANADA    AFFAIRES COMMERCIALES CANADA
                                                                        FORM 4                          FORMULE 4
    CANADA BUSINESS             LOI REGISSANT LES SOCIETES        ARTICLES OF AMENDMENT          CLAUSES MODIFICATRICES
    CORPORATIONS ACT            PAR ACTIONS DE REGIME FEDERAL     (SECTION 27 OR 177)             (ARTICLES 27 OU 177)

------------------------------------------------------------------------------------------------------------------------------------
 1 - Name of corporation - Denomination de la societe           2 - Corporation No. - N DEG. de la societe
    DRAXIS HEALTH INC.
    SANTE DRAXIS INC.                                                   304758-0
------------------------------------------------------------------------------------------------------------------------------------
 3 - THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:  LES STATUTS DE LA SOCIETE MENTIONNEE CI-DESSUS SONT
                                                                          MODIFIES DE LA FACON SUIVANTE:

    1.   To create an unlimited number of 1995 Employee Participation Shares Series A to be designated as 1995 EP Shares Series A;

    2.   To provide that the rights, privileges, restrictions and conditions attaching to the 1995 EP Shares Series A are set out in the annexed Exhibit 1.




























------------------------------------------------------------------------------------------------------------------------------------
DATE                            SIGNATURE                            TITLE - TITRE  VICE PRESIDENT, CORPORATE
July 4, 1995                      /s/ [ILLEGIBLE]                    DEVELOPMENT, GENERAL COUNSEL AND SECRETARY
------------------------------------------------------------------------------------------------------------------------------------
7530-21-936-1387 (01-93) 46                                          FOR DEPARTMENTAL USE ONLY-A L'USAGE DU MINISTERE SEULEME
                                                                     FILED - DEPOSEE
                                                                                       JUL  14 1995
                                                                                       JUIL 14 1995
                                                                     --------------------------------------------------------------

                                      EXHIBIT I

The rights, privileges, restrictions and conditions attaching to the EP Shares are as follows:

(a) SERIES:        The EP Shares may at any time or from time to time be issued in one or more series. Subject to the following provisions, the board of directors of the Corporation (the "Board") may be resolution fix from time to time, before the issue thereof, the number of shares in, and determine the designation, rights, privileges, restrictions and conditions attaching to the shares of, each series of EP Shares.

(b) DIVIDENDS:     Each EP Share entitles the holder to receive cash dividends, if any, as may from time to time be declared payable thereon, at the same time as dividends, if any, are paid on Common Shares of the Corporation, in an amount for each EP
                   Share of a particular series which is equal to the proportion of the amount of the dividend declared on each Common Share that the subscription price of such EP Share is of the Fair Market Value of the Common Shares at the date of issuance of such EP Share.

                   For the purpose hereof, the Fair Market Value of a Common Share at a particular time means the average of the daily high and low board lot trading prices on the Toronto Stock Exchange ("TSE") on each of the five trading days immediately preceding the date on which such value is to be determined.

(c) CONVERSION:    In the event of a proposal, order or resolution for the
                   liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary; or on the Automatic
                   Conversion Date (as defined below); or at the option of a holder on a Conversion Date (as defined below) other than the Automatic Conversion Date, the EP Shares will become
                   Common Shares, and the number of Common Shares a holder receives on conversion is the number of Common Shares which is determined by multiplying the number of EP Shares held, or in the case of conversion on a Conversion Date other than the Automatic Conversion Date, the number of EP Shares which the holder elects to convert, by a fraction:

                   (i) the numerator of which shall be the Employee Participation Share Value (as defined below) of an EP Share of a particular series as at the earlier of the Automatic Conversion Date and a Conversion Date, as the case may be; and

                   (ii) the denominator of which shall be the Fair Market Value of a Common Share as at the earlier of the two dates described in (i);

                   provided that no fractional Common Shares will be issued and no payment will be made in respect of fractional Common Shares.

                   For the purposes hereof, the Automatic Conversion Date means and refers to the date that is the fifth anniversary date of the date of issue of the EP Shares and is the date on which all EP Shares of such series will, to the extent not theretofore redeemed, be converted into Common Shares. Conversion Date means any Business Day following the date on which the EP Shares of a particular series were issued, provided, however, that no Conversion Date shall include a date other than the Automatic Conversion Date unless on or prior to such date the Minimum Vesting Period (as defined below) has expired and the Fair Market Value of the Common Shares on such date is at least twenty-five percent (25%) greater than the Fair Market Value of the Common Shares on the issue date of the EP Shares of such series. Business Day means a day other than a Saturday, Sunday and statutory holiday in the Province of Ontario, provided that the principal offices of the Corporation in Mississauga, Ontario are open for business on the particular day. Minimum Vesting Period means, except as otherwise mutually agreed upon by the holder and the Corporation, the period of time commencing at the time of issuance of the EP Shares of a particular Series and ending on an anniversary date of such issuance and occurring in the following percentages:

                        Year 1 - 20%
                        Year 2 - 20%
                        Year 3 - 20%
                        Year 4 - 40%

                   Employee Participation Share Value in respect of an EP Share of a particular series at a particular time means the greater of (i) the amount, if any, by which the Fair Market Value of a Common Share as at that time exceeds the Fair Market Value of a Common Share as at the date on which the first EP Share of a particular series was issued; and (ii) the issue price.

                   Any right to conversion of an EP Share into a Common Share on a Conversion Date other than the Automatic Conversion Date shall be exercised by notice in writing given by the holder to the Corporation.

(d) NO VOTE:       No EP Share shall entitle the holder to vote at meetings of shareholders of the Corporation except in special circumstances prescribed under the CANADA BUSINESS
                   CORPORATIONS ACT as now enacted or as the same may from time to time be amended, re-enacted or replaced.

(e) TRANSFERABILITY:    No EP Share is transferable except to a holder's
                        registered retirement savings plan (as defined pursuant to the INCOME TAX ACT (Canada) or by reason of testate of intestate succession.

(f) CANCELLATION:  The Corporation may purchase an EP Share at any time for cancellation at its issue price with no notice.

[LOGO]   Industry Canada     Industrie Canada


CERTIFICATE                                                     CERTIFICAT
OF AMENDMENT                                                    DE MODIFICATION

CANADA BUSINESS                                                 LOI CANADIENNE SUR
CORPORATIONS ACT                                                LES SOCIETES PAR ACTIONS

------------------------------------------------------------------------------------------------------------------------------------




   DRAXIS HEALTH INC./                                                 304758-0
   SANTE DRAXIS INC.

----------------------------------------------                  ---------------------------------------------
Name of corporation-Denomination de la societe                  Corporation number-Numero de la societe


I hereby certify that the articles of the                       Je certifie que les statuts de la societe
above-named corporation were amended                            susmentionnee ont ete modifies:

(a) under section 13 of the CANADA BUSINESS         / /         a) en vertu de l'article 13 de la LOI CANADIENNE
CORPORATIONS ACT in accordance with the                         SUR LES SOCIETES PAR ACTIONS, conformement a
attached notice;                                                l'avis ci-joint;

(b) under section 27 of the CANADA BUSINESS         / /         b) en vertu de l'article 27 de la LOI CANADIENNE SUR
CORPORATIONS ACT as set out in the attached                     LES SOCIETES PAR ACTIONS, tel qu'il est indique dans
articles of amendment designating a series                      les clauses modificatrices ci-jointes designant une
of shares;                                                      serie d'actions;

(c) under section 179 of the CANADA BUSINESS        /X/         c) en vertu de l'article 179 de la LOI CANADIENNE SUR
CORPORATIONS ACT as set out in the attached                     LES SOCIETES PAR ACTIONS, tel qu'il est indique dans
articles of amendment;                                          les clauses modificatrices ci-jointes;

(d) under section 191 of the CANADA BUSINESS        / /         d) en vertu de l'article 191 de la LOI CANADIENNE SUR
CORPORATIONS ACT as set out in the attached                     LES SOCIETES PAR ACTIONS, tel qu'il est indique dans
articles of reorganization;                                     les clauses de reorganisation ci-jointes.



                                                               March 7, 1996/le 7 mars 1996
          Director - Directeur                               Date of Amendment - Date de modification
-----------------------------------------------------------------------------------------------------------------------------------

CANADA [LOGO]

[LOGO] Consumer and                Consommation et
       Corporate Affairs Canada    Affaires commerciales Canada
                                                                          FORM 4                  FORMULE 4
       Canada Business             Loi regissant les societes      ARTICLES OF AMENDMENT    CLAUSES MODIFICATRICES
       Corporations Act            par actions de regime federal    (SECTION 27 OR 177)      (ARTICLES 27 OU 177)
----------------------------------------------------------------------------------------------------------------------------------
1 -- Name of corporation -- Denomination de la societe                           2 -- Corporation No. -- No de la societe

       DRAXIS HEALTH INC.
       SANTE DRAXIS INC.                                                                  304758-0
----------------------------------------------------------------------------------------------------------------------------------
3 -- The articles of the above-named corporation are amended as follows:  Les statuts de la societe mentionnee ci-dessus sont modifies de la facon suivante:

To create an unlimited number of 1995 Employee Participation Shares Series B to be designated as 1995 EP Shares Series B:













----------------------------------------------------------------------------------------------------------------------------------
Date                       Signature                         Title -- Titre

March 7, 1996              /s/ Jacqueline Le Saux            VICE PRESIDENT, CORPORATE DEVELOPMENT,
                                                             GENERAL COUNSEL AND SECRETARY
----------------------------------------------------------------------------------------------------------------------------------
7530-21-936-1387 (01-93) 46                                  FOR DEPARTMENTAL USE ONLY -- A L'USAGE DU MINISTERE SEULEME
                                                             Filed -- Deposee
                                                                             MAR -- 7 1996
                                                           -----------------------------------------------------------------------

[LOGO]   Industry Canada     Industrie Canada


    Corporations Directorate      DIRECTION GENERALE DES CORPORATIONS
    9th floor, Journal Tower S.   9 etage, Edifice Journal, Tour sud
    365 Laurier Avenue West       365, avenue Laurier ouest
    Ottawa, Ontario               Ottawa (Ontario)
    K1A 0C8                      K1A 0C8
                                                    Your file - Votre reference

 July 15, 1996/le 15 juillet 1996
                                                     Our file - Notre reference
Mccarthy Tetrault                                             304758-0



Re-Objet


DRAXIS HEALTH INC./
SANTE DRAXIS INC.


  Enclosed herewith is the document issued in the above matter.

  A notice of issuance of CBCA documents will be published in the Canada Corporations Bulletin. A notice of issuance of CCA documents will be published in the Canada Corporations Bulletin and the Canada Gazette.

  IF A NAME OR CHANGE OF NAME IS INVOLVED, THE FOLLOWING CAUTION SHOULD BE
  OBSERVED:

    This name is available for use as a corporate name subject to and conditional upon the applicants assuming full responsibility for any risk of confusion with existing business names and trade marks (including those set out in the relevant NUANS search report(s)). Acceptance of such responsibility will comprise an obligation to change the name to a dissimilar one in the event that representations are made and established that confusion is likely to occur. The use of any name granted is subject to the laws of the jurisdiction where the company carries on business.

                           NICOLE LAMARCHE

  For the Director General, Corporations Directorate

  Vous trouverez ci-inclus le
  document emis dans l'affaire precitee.

  Un avis de l'emission de documents en vertu de la LCSA sera publie dans le Bulletin des societes canadiennes. Un avis de l'emission de documents en vertu de la LCC sera publie dans le Bulletin des societes canadiennes et dans la Gazette du Canada.

  S'IL EST QUESTION D'UNE DENOMINATION SOCIALE OU D'UN CHANGEMENT DE DENOMINATION SOCIALE, L'AVERTISSEMENT SUIVANT DOIT ETRE RESPECTE:


    Cette denomination sociale est disponible en autant que les requerants assument toute responsabilite de risque de confusion avec toutes denominations commerciales et toutes marques de commerce existantes (y compris celles qui sont citees dans le(s) rapport(s) de recherches de NUANS pertinent(s)). Cette acceptation de responsabilite comprend l'obligation de changer la denomination de la societe en une denomination differente advenant le cas ou des representations sont faites etablissant qu'il y a une probabilite de confusion. L'utilisation de tout nom octroye est sujette a toute loi de la juridiction ou la societe exploite son entreprise.

                           NICOLE LAMARCHE

  pour le Directeur general, Direction generale des Corporations


CANADA [LOGO]

[LOGO]   Industry Canada     Industrie Canada

CERTIFICATE                                                     CERTIFICAT
OF AMENDMENT                                                    DE MODIFICATION

CANADA BUSINESS                                                 LOI CANADIENNE SUR
CORPORATIONS ACT                                                LES SOCIETES PAR ACTIONS

------------------------------------------------------------------------------------------------------------------------------------




   DRAXIS HEALTH INC./                                                               304758-0
   SANTE DRAXIS INC.

----------------------------------------------                  ---------------------------------------------
Name of corporation-Denomination de la societe                  Corporation number-Numero de la societe


I hereby certify that the articles of the                       Je certifie que les statuts de la societe susmentionnee ont ete
above-named corporation were amended                            modifies:

(a) under section 13 of the CANADA BUSINESS         / /         a) en vertu de l'article 13 de la LOI CANADIENNE SUR LES SOCIETES
CORPORATIONS ACT in accordance with the                         PAR ACTIONS, conformement a l'avis ci-joint;
attached notice;

(b) under section 27 of the CANADA BUSINESS         / /         b) en vertu de l'article 27 de la LOI CANADIENNE SUR LES SOCIETES
CORPORATIONS ACT as set out in the attached                     PAR ACTIONS, tel qu'il est indique dans les clauses modificatrices
articles of amendment designating a series                      ci-jointes designant une serie d'actions;
of shares;

(c) under section 179 of the CANADA BUSINESS        /X/         c) en vertu de l'article 179 de la LOI CANADIENNE SUR LES SOCIETES
CORPORATIONS ACT as set out in the attached                     PAR ACTIONS, tel qu'il est indique dans les clauses modificatrices
articles of amendment;                                          ci-jointes;

(d) under section 191 of the CANADA BUSINESS        / /         d) en vertu de l'article 191 de la LOI CANADIENNE SUR LES SOCIETES
CORPORATIONS ACT as set out in the attached                     PAR ACTIONS, tel qu'il est indique dans les clauses de
articles of reorganization;                                     reorganisation ci-jointes;



            /s/ [ILLEGIBLE]                                      JULY 14, 1995/LE 14 JUILLET 1995
          Director - Directeur                               Date of Amendment - Date de modification
------------------------------------------------------------------------------------------------------------------------------------

CANADA [LOGO]

[LOGO] CONSUMER AND                CONSOMMATION ET
       CORPORATE AFFAIRS CANADA    AFFAIRES COMMERCIALES CANADA
                                                                          FORM 4                  FORMULE 4
       CANADA BUSINESS             LOI REGISSANT LES SOCIETES      ARTICLES OF AMENDMENT    CLAUSES MODIFICATRICES
       CORPORATIONS ACT            PAR ACTIONS DE REGIME FEDERAL    (SECTION 27 OR 177)      (ARTICLES 27 OU 177)
----------------------------------------------------------------------------------------------------------------------------------
1 -- Name of corporation -- Denomination de la societe                           2 -- Corporation No. -- N DEG. de las societe

       DRASIX HEALTH INC.
       SANTE DRAXIS INC.                                                                  304758-0
----------------------------------------------------------------------------------------------------------------------------------
3 -- The articles of the above-named corporation are amended as follows:  Les statuts de la societe mentionnee ci-dessus sont modifies de la facon suivante:

THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHING TO THE EMPLOYEE
PARTICIPATION SHARES (""EP SHARES'') BE AMENDED TO (i) ADD AFTER THE FIRST SENTENCE IN
PARAGRAPH (a) THE FOLLOWING SENTENCE: "THERE SHALL BE ONLY ONE ISSUANCE OF EACH
SERIES OF EP SHARES." AND (ii) DELETE PARAGRAPH (e) IN ITS ENTIRETY.












----------------------------------------------------------------------------------------------------------------------------------
DATE                       SIGNATURE                         TITLE -- TITRE

July 11, 1996              /s/ Jacqueline Le Saux            VICE PRESIDENT, CORPORATE
                                                             DEVELOPMENT AND SECRETARY
----------------------------------------------------------------------------------------------------------------------------------
7530-21-936-1387 (01-93) 46                                  FOR DEPARTMENTAL USE ONLY -- A L'USAGE DU MINISTERE SEULEME
                                                             FILED -- DEPOSEE
                                                                             JUL -- 15 1996
                                                           -----------------------------------------------------------------------